UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2007

PartnerRe Ltd.
(Exact Name of Registrant as specified in its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

0-2253		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Compensatory Arrangements of Certain Officers..

On April 18, 2007, ParterRe Ltd. (the “Company”) announced the promotion of Costas Miranthis to the position of Deputy CEO, ParterRe Global, effective July 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.  As a result of the promotion, Mr. Miranthis will participate in the Executive Total Compensation Program described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on March 30, 2007 and filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 which was filed with the SEC on March 10, 2005 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description.
99.1	Press Release of PartnerRe Ltd., dated April 18, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd.
(Registrant)

Date:	April 18, 2007	By:	/s/ Marc Wetherhill

			Name:	Marc Wetherhill
			Title:	Associate General Counsel

Exhibit Index

Exhibit No.	Description.
99.1	Press Release of PartnerRe Ltd., dated April 18, 2007.